UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 12 to Decker Coal Company Agreement

On January 20, 2012, Western Minerals LLC, a wholly-owned indirect subsidiary of Cloud Peak Energy Inc., and KCP, Inc., a wholly-owned indirect subsidiary of Ambre Energy Limited, entered into Amendment No. 12 (the “Amendment”) to the Decker Coal Company Agreement.  The Amendment clarifies certain matters specified therein relating to reclamation surety bonds required by applicable regulations and mine reclamation expenses.  The foregoing overview of the Amendment does not contain all of the terms and conditions of the Amendment.  For the complete terms and conditions, refer to Exhibit 10.1 of this Form 8-K, which is incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1 Amendment No. 12 to Decker Coal Company Agreement, dated as of January 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: January 24, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: January 24, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 12 to Decker Coal Company Agreement, dated as of January 20, 2012